Intellicheck Reports Third Quarter 2026 Results

Net Income Rises to $0.5 Million
Adjusted EBITDA Increases to $0.9 Million
Cash Balance Grows to $13.2 Million, Highest Level Since the End of 2021, with No Debt

MELVILLE, NEW YORK – November 12, 2026 – Intellicheck, Inc. (Nasdaq: IDN) (“Intellicheck” or the “Company”), an industry-leading identity company delivering proprietary on-demand digital and physical identification validation solutions, today reported financial results for the third quarter ended September 30, 2026.

“We delivered our fifth consecutive quarter of profitability and sixth consecutive quarter of positive Adjusted EBITDA in Q3 2026, with both net income and Adjusted EBITDA up year-over-year, demonstrating the strength and durability of our business model,” said Bryan Lewis, President and Chief Executive Officer of Intellicheck. “We are building larger customer relationships, with almost every customer expanding their commercial relationship with us. We are also extending our reach through partners, including a channel partner deployment with one of the world’s largest investment management companies that brings our technology into wealth management for the first time, along with new partnerships in automotive credit and freight logistics. With synthetic identity and deepfake-driven fraud continuing to rise, our differentiated technology is now more valuable than ever.”

Business Highlights
•Revenue was $5.7 million in the third quarter, down 5% year-over-year and 3% sequentially. SaaS revenue comprised substantially all of total revenue.
•Net income was $0.5 million in the third quarter, increasing $0.2 million year-over-year, marking the Company’s fifth consecutive quarter of profitability.
•Adjusted EBITDA, a non-GAAP metric, was $0.9 million in the third quarter, increasing $0.3 million year-over-year and marking the Company’s sixth consecutive positive quarter.
•Banking and lending continues to be the Company’s largest growing vertical in terms of total revenue as it continues to gain traction.

•Momentum continued across emerging and adjacent verticals including cargo and freight, foreign auto manufacturers and their supplier networks, stadium and venue concessions, age-related and background-check verticals, and automotive dealer scanning volumes.

Financial and Balance Sheet Highlights
•Gross margin was 91% in both the 2026 and 2025 third quarters.
•Operating expenses were $4.9 million in the third quarter, compared to $5.2 million in the year-ago period.
•Income from operations was $0.4 million and net income was $0.5 million, up from $0.2 million and $0.3 million, respectively, in the year-ago period.
•Adjusted EBITDA was $0.9 million in the third quarter, marking the Company’s sixth consecutive positive quarter. Adjusted EBITDA was $0.6 million in the third quarter of 2025.
•The Company ended the quarter with $13.2 million in cash and no debt. Cash from operations for the first nine months of 2026 was $3.3 million.

“We remain profitable and cash from operations came in ahead of what we anticipated last quarter,” said Adam Sragovicz, Chief Financial Officer of Intellicheck. “Cash rose $1.3 million in the quarter to $13.2 million, our highest quarter-end level since the end of 2021, and we have no debt. We will continue to hold a tight line on costs while funding the engineering and go-to-market investment behind Desktop and our channel partnerships. Our balance sheet gives us the flexibility to execute on our growth initiatives.”

Third Quarter 2026 Conference Call and Webcast Details
•Date / Time: Thursday, November 12 at 4:30 PM ET / 1:30 PM PT
•Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=Fki5dHUA
•U.S. Dial-in: 877-407-8037
•International Dial-in: +1 201-689-8037

A replay of the conference call will be available approximately three hours after the completion of the live event and will remain available until November 19, 2026. To listen to the replay, please dial 877-660-6853 and use conference identification number 13762981. For callers outside the U.S., please dial 201-612-7415 and use conference identification number 13762981.

About Intellicheck
Intellicheck (Nasdaq: IDN), the industry leader in identity verification management, prevents the use of unauthorized IDs to stop identity-based fraud. Intellicheck is the only SaaS-based validation and proofing service that uses a unique and proprietary analysis of DMV-issued IDs to create trusted, real-

time customer identity verification experiences across a wide variety of sectors, both in-person and digitally. Intellicheck is processing identity transactions for almost half the adult population in the United States and Canada annually with state-of-the-art technology solutions that are providing a seamless, invisible ID verification experience while delivering 99.975% decisioning in under a second when a customer is using our tools to capture the document. For more information on Intellicheck, visit us on the web and follow us on LinkedIn, X, Facebook, and YouTube.

Safe Harbor Statement
Statements in this news release that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These include statements regarding our customer’s vendor transition and multi-vendor architecture; the pace, extent and duration of the resulting volume reductions; whether any volumes are retained or restored and the economics of any retained or restored business; and our ability to recover or replace affected revenue. They also include statements regarding future demand for our products and services; our expectations for future revenue, profitability, Adjusted EBITDA, cash flow and other financial metrics, including for the year ending December 31, 2026; our liquidity and our plans for raising capital; our growth strategy and ability to scale the business; expansion into new vertical markets and customer segments; the anticipated impact of artificial intelligence on identity fraud and on demand for our products; and our ability to leverage existing partnerships or enter into new ones. These statements express management’s current views and use words like “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “will,” “would” and similar terms.

Actual results could differ materially from those expressed or implied by these statements due to factors including: our dependence on a limited number of customers; the risk that our customer’s transition proceeds faster, extends further or results in greater volume reductions than its current plan contemplates, under an agreement that is transaction-based and contains no minimum purchase commitments; variability in transaction volumes, including seasonal retail volumes; the performance of our channel partners and the timing of their deployments; market acceptance and adoption of our SaaS offerings; competition, including from providers with greater resources; the rapid evolution of artificial intelligence, including the use of generative AI to create synthetic identities and deepfakes, and our ability to maintain technological advantages; cybersecurity incidents, data breaches or service interruptions; changes in privacy, biometric, data protection and AI laws and regulations; pending or future litigation, including claims under biometric privacy laws, and regulatory inquiries; our ability to attract and retain key personnel; macroeconomic and geopolitical conditions and the effect on the economy of the ongoing conflict in the Middle East, including effects to consumer sentiment and inflationary pressures; our ability to utilize net operating loss carryforwards, including limitations under Section 382; and risks associated with being a smaller reporting and micro-cap company. Other risks are described in our filings with the Securities and Exchange Commission, including under “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date of this release. We do not assume any obligation to update the forward-looking information contained in this release.

Contact
Intellicheck Media and Public Relations: Aayushi / media@AllianceAdvisors.com
Intellicheck Investor Relations: Keaton Olsen / IntellicheckIR@AllianceAdvisors.com

INTELLICHECK, INC.

UNAUDITED CONDENSED BALANCE SHEETS
SEPTEMBER 30, 2026 AND DECEMBER 31, 2025
(in thousands, except share and per share amounts)

	September 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,172	$9,650
Accounts receivable, net of allowance for credit losses of $157 at September 30, 2026 and December 31, 2025	2,688	3,365
Other current assets	1,020	892
Total current assets	16,880	13,907

PROPERTY AND EQUIPMENT, NET	311	394
GOODWILL	8,102	8,102
INTANGIBLE ASSETS, NET	1,660	2,077
OTHER ASSETS	1	1
Total assets	$26,954	$24,481

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$475	$226
Accrued expenses	1,250	1,897
Deferred revenue	1,630	1,661
Total current liabilities	3,355	3,784

Total liabilities	3,355	3,784

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock - $0.01 par value; 30,000 shares authorized; Series A convertible preferred stock, zero shares issued and outstanding at September 30, 2026 and December 31, 2025	—	—
Common stock - $0.001 par value; 40,000,000 shares authorized; 20,399,791 and 20,225,323 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	20	20
Additional paid-in capital	155,019	153,887
Accumulated deficit	(131,440)	(133,210)
Total stockholders’ equity	23,599	20,697

Total liabilities and stockholders’ equity	$26,954	$24,481

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025

REVENUES	$5,739	$6,014	$17,204	$16,031
COST OF REVENUES	(522)	(571)	(1,538)	(1,596)
Gross profit	5,217	5,443	15,666	14,435

OPERATING EXPENSES
Selling, general and administrative	3,682	3,814	10,406	10,802
Research and development	1,168	1,391	3,778	4,041
Total operating expenses	4,850	5,205	14,184	14,843

Income (loss) from operations	367	238	1,482	(408)

OTHER INCOME, NET
Other income, net	104	52	288	129
Total other income, net	104	52	288	129

Net income (loss) before provision for income taxes	471	290	1,770	(279)
Provision for income taxes	—	—	—	—

Net income (loss)	$471	$290	$1,770	$(279)

PER SHARE INFORMATION
Income (loss) per common share -
Basic	$0.02	$0.01	$0.09	$(0.01)
Diluted	$0.02	$0.01	$0.09	$(0.01)

Weighted average common shares used in computing per share amounts
Basic	20,312,004	20,136,539	20,266,730	19,917,413
Diluted	20,567,164	20,790,257	20,783,687	19,917,413

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands, except number of shares)

	Three months ended September 30, 2026
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, June 30, 2026	20,252,888	$20	$154,380	$(131,911)	$22,489

Stock-based compensation	–	–	338	–	338
Stock option exercises, net of cashless exercises	131,789	–	301	–	301
Issuance of shares for vested restricted stock grants	15,114	–	–	–	–
Net income	–	–	–	471	471
BALANCE, September 30, 2026	20,399,791	$20	$155,019	$(131,440)	$23,599

	Three months ended September 30, 2025
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, June 30, 2025	20,025,843	$20	$153,037	$(135,052)	$18,005

Stock-based compensation	–	–	204	–	204
Stock option exercises, net of cashless exercises	158,501	–	408	–	408
Issuance of shares for vested restricted stock grants	11,428	–	–	—	—
Net income	–	–	–	290	290
BALANCE, September 30, 2025	20,195,772	$20	$153,649	$(134,762)	$18,907

	Nine months ended September 30, 2026
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, December 31, 2025	20,225,323	$20	$153,887	$(133,210)	$20,697

Stock-based compensation	–	–	827	–	827
Stock option exercises, net of cashless exercises	133,456	–	305	–	305
Issuance of shares for vested restricted stock grants	41,012	–	–	–	–
Net income	–	–	–	1,770	1,770
BALANCE, September 30, 2026	20,399,791	$20	$155,019	$(131,440)	$23,599

	Nine months ended September 30, 2025
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount

BALANCE, December 31, 2024	19,782,311	$19	$152,211	$(134,483)	$17,747

Stock-based compensation	–	–	585	–	585
Stock option exercises, net of cashless exercises	339,757	1	853	–	854
Issuance of shares for vested restricted stock grants	73,704	–	–	–	–
Net loss	–	–	–	(279)	(279)
BALANCE, September 30, 2025	20,195,772	$20	$153,649	$(134,762)	$18,907

INTELLICHECK, INC.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands)

	Nine months ended September 30,
	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,770	$(279)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	568	513
Stock-based compensation	827	583
Credit loss expense	47	63
Changes in assets and liabilities:
Decrease (Increase) in accounts receivable	630	(1,670)
Increase in other current assets and other assets	(129)	(229)
(Decrease) in accounts payable and accrued expenses	(398)	(25)
(Decrease) Increase in deferred revenue	(31)	3,191
Net cash provided by operating activities	3,284	2,147

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(67)	(44)
Software development costs	—	(210)
Net cash used in investing activities	(67)	(254)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercises of stock options	305	854
Repayment of insurance financing arrangements	—	(190)
Net cash provided by financing activities	305	664

Net increase in cash	3,522	2,557

CASH AND CASH EQUIVALENTS, beginning of period	9,650	4,666

CASH AND CASH EQUIVALENTS, end of period	$13,172	$7,223

Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$(4)
Cash paid for income taxes	$—	$—

Adjusted EBITDA

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adjusting net income (loss) for certain reductions such as interest and other income, provisions for income taxes, depreciation, amortization and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and provisions for income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures that management uses to monitor and evaluate financial and operating results.
We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest and other income, provisions for income taxes, stock-based compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other companies.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Net income (loss)	$471	$290	$1,770	$(279)
Reconciling items:
Other income, net	(104)	(52)	(288)	(129)
Depreciation and amortization	187	189	568	513
Stock-based compensation	338	204	827	583

Adjusted EBITDA	$892	$631	$2,877	$688

Adjusted Gross Profit
We use Adjusted Gross Profit as a non-GAAP financial performance measurement. Adjusted Gross Profit is calculated by adjusting gross profit for the reduction of amortization expense. Adjusted Gross Profit is provided to investors to supplement the results of operations reported in accordance with GAAP. We believe Adjusted Gross Profit is important because it focuses on the current operating performance, as amortization expense does not accurately reflect the current costs required to maintain the operational usage of our service. Rather, amortization expense reflects the allocation of historical software development costs over their estimated useful lives.
As an indicator of our operating performance, Adjusted Gross Profit should not be considered an alternative to, or more meaningful than, gross profit as determined in accordance with GAAP. Our Adjusted Gross Profit may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted Gross Profit in the same manner.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Revenues	$5,739	$6,014	$17,204	$16,031
Cost of revenues, exclusive of amortization	386	434	1,128	1,234
Amortization allocable to cost of revenues	136	137	410	362
Gross profit	5,217	5,443	15,666	14,435
Add:
Amortization allocable to cost of revenues	136	137	410	362
Adjusted gross profit	5,353	5,580	16,076	14,797

Gross profit as a percentage of revenues	90.9%	90.5%	91.1%	90.0%
Adjusted gross profit as a percentage of revenues	93.3%	92.8%	93.4%	92.3%